                                                                    EXHIBIT:99.7


                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[445,117,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-SL2




                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

            WILSHIRE CREDIT CORPORATION AND PHH MORTGAGE CORPORATION
                                    SERVICERS

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                 JUNE [13], 2005






--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)       SERIES 2005-SL2
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

DEAL NAME:              MLMI 2005-SL2

DETAILED COLLATERAL INFO


                                                         % OF
              # OF                                       GROUP                                                     % OF FULL
              LOANS       BALANCE        AVG. BALANCE   BALANCE    WAC    WALA    WARM    FICO     OLTV      DTI      DOC
              -----       -------        ------------   -------    ---    ----    ----    ----     ----     -----  ---------
AGGREGATE    11,517   473,028,788.25        41,072.22   100.00   10.164     6      238      654    98.85    41.83    50.10
<$50k         8,504   243,648,403.58        28,651.04    51.51   10.361     6      233      645    99.04    40.84    59.03
50-75k        1,845   112,097,835.08        60,757.63    23.70   10.104     6      238      657    99.36    42.89    44.02
75-100k         783    67,672,394.19        86,427.07    14.31    9.905     6      234      668    99.02    43.02    32.99
100-200K        377    46,484,234.91       123,300.36     9.83    9.742     6      265      669    98.51    42.40    41.35
200-300K          5     1,127,077.07       225,415.41     0.24    9.475    12      207      715    85.95    38.01    63.50
300-400K
400-500K          1       429,892.42       429,892.42     0.09    8.354    30      330      779    72.73    38.00       --
500-1MM           2     1,568,951.00       784,475.50     0.33    8.352    29      331      626    51.58    54.77   100.00
$1MM+

FICO
NA               20       644,157.57        32,207.88     0.14    9.788     8      343       NA    97.43    39.45    67.34
<600            673    21,826,901.79        32,432.25     4.61   11.452    11      271      588    97.54    39.65    98.82
601-619       2,662    86,972,954.97        32,672.03    18.39   10.678     6      226      609    99.34    42.04    86.79
620-639       2,114    83,201,879.23        39,357.56    17.59   10.591     6      247      629    99.30    41.89    59.68
640-659       2,136    94,275,293.40        44,136.37    19.93   10.084     6      247      649    98.72    42.19    41.24
660 - 679     1,589    73,512,077.61        46,263.11    15.54    9.855     6      234      669    99.22    41.90    29.91
680-699         993    47,256,824.26        47,589.95     9.99    9.616     6      226      688    99.28    41.96    26.01
700-719         560    26,483,955.56        47,292.78     5.60    9.478     6      239      709    98.97    41.50    22.60
720+            770    38,854,743.86        50,460.71     8.21    9.288     8      221      747    96.52    41.50    27.58

LTV
80               28       831,185.20        29,685.19     0.18    8.989    33      157      655    80.00    36.31    85.29
80.01-85         37     1,791,653.24        48,423.06     0.38    9.691    12      229      656    83.59    38.92    56.16
85.01-90        187     7,515,904.20        40,192.00     1.59    9.848     7      199      668    89.70    39.44    36.39
90.01-95        823    21,037,150.76        25,561.54     4.45   10.434     6      220      648    94.79    41.31    47.15
95.01-100    10,307   434,442,771.56        42,150.26    91.84   10.190     6      239      653    99.91    41.90    49.99

Cash Out      1,868    78,539,824.58        42,044.87    16.60   10.067     8      232      645    96.09    42.06    67.11
2-4 family      460    23,322,755.72        50,701.64     4.93    9.943     6      253      674    98.15    42.29    37.51
Investment
  & 2nd home    253     5,120,178.53        20,237.86     1.08    9.973     6      180      683    92.47    40.11    53.84

CA            1,993   139,251,976.17        69,870.53    29.44    9.838     6      235      667    99.24    42.87    36.22
NY              178    10,100,234.07        56,742.89     2.14   10.047     7      324      658    98.89    42.38    49.85
MA              195    10,185,533.44        52,233.50     2.15    9.767     6      291      663    99.17    41.33    52.82
GA              340    10,842,189.49        31,888.79     2.29   10.663     6      246      635    99.73    41.72    65.14

Stated Doc    4,665   212,939,738.55        45,646.25    45.02   10.353     6      228      673    99.27    42.05       --
Lite Doc        498    23,016,891.19        46,218.66     4.87   10.724     6      181      657    97.60    38.58       --


               % OF        % SINGLE
             PRIMARY        FAMILY &        % OF IO       %
              OWNER           PUD            LOANS     CASHOUT
             -------       --------        --------    -------
AGGREGATE     98.92          87.69            --         16.60
<$50k         98.29          89.57            --         17.20
50-75k        99.61          84.13            --         14.48
75-100k       99.76          84.75            --         14.70
100-200K      99.70          90.87            --         19.12
200-300K      81.74          58.74            --            --
300-400K
400-500K     100.00         100.00            --            --
500-1MM      100.00         100.00            --        100.00
$1MM+

FICO
NA           100.00          86.39            --          9.02
<600          99.57          93.94            --         20.14
601-619       99.78          91.80            --         21.78
620-639       99.28          89.44            --         19.10
640-659       99.27          88.05            --         17.86
660 - 679     98.94          84.78            --         13.37
680-699       97.59          83.25            --         12.65
700-719       97.67          82.86            --          8.58
720+          97.40          84.58            --         11.15

LTV
80           100.00         100.00            --         85.32
80.01-85      84.81          76.92            --         60.25
85.01-90      71.32          67.79            --         38.88
90.01-95      89.88          82.32            --         26.02
95.01-100     99.88          88.12            --         14.48

Cash Out      99.24          92.60            --        100.00
2-4 family    92.87             --            --          8.32
Investment
  & 2nd home     --          61.42            --         11.62

CA            98.83          85.60            --         12.18
NY            99.52          60.16            --         14.43
MA            98.71          57.48            --          3.32
GA            98.76          96.68            --         15.06

Stated Doc    99.03          84.87            --          9.59
Lite Doc      98.73          92.83            --         23.47